UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Cracker Barrel Old Country Store, Inc.

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Cracker Barrel Old Country Store, Inc. (the “Company”) mailed the following materials to its shareholders on November 9, 2020. These shareholder materials were also posted by the Company to www.CrackerBarrelShareholders.com.

Vote the WHITE Proxy Card Today for ALL Cracker Barrel Director Nominees Annual Meeting on November 19th is fast approaching your vote counts! Cracker Barrel’s Board acts in your best interests • Delivered total shareholder return of 520%1 and outperformed casual dining peers and broader market indices over last ten years2 Performing for Our Shareholders • Returned over $1.3 billon to our shareholders3 through share repurchases and dividends • Adapted to COVID-19 and positioned Cracker Barrel for continued success • Enhancing core business, plus expanding our footprint and extending our brand Executing our Strategy • Driving positive results by accelerating off-premise sales, innovating our menu, and implementing new digital technologies • Delivered 18% cumulative comparable restaurant sales growth from FY 2011 – FY 2019 and comparable store sales and guest trafﬁc above our casual dining peers4 • Highly-qualiﬁed, engaged and diverse directors with track records of value creation and skills relevant to our strategy and brand focus • Extensive restaurant/food service, hospitality, retail, capital allocation, and complex operations experience Ensuring Strong Corporate Governance • Nine of ten directors are independent; four new directors added in last three years as part of the continuing succession and refreshment process • Strong corporate governance practices aligned with shareholders’ best interests 1 TSR calculated from 2/21/2010 to 2/21/2020 and includes reinvested dividends. 2/21/20 represents the unaffected date prior to the WHO warning of a potential global pandemic and a corresponding market sell-off 2 Outperformed Casual Dining peer median by 155+ p.p. (Evercore ISI Casual Dining peers include: Dine Brands, Denny’s, Darden, Brinker, Texas Roadhouse, Cheesecake Factory and BJ’s Restaurants; Dave & Buster’s and Bloomin’ Brands excluded from 10-year TSR as had not begun trading publicly) and outperformed S&P MidCap400 by 290+ p.p. (The S&P MidCap400 is an index for mid-sized companies, covering approximately 7% of the US equities market; the 7 restaurants captured in this index include Cracker Barrel, Papa John’s, Texas Roadhouse, Wendy’s, Jack in the Box, Wingstop and Dunkin). 3 From FY 2011 to FY 2020 4 On a cumulative basis since FY 2011 as measured by the Knapp Track casual dining index

HOW TO VOTE Your Board recommends you vote using the WHITE proxy card or WHITE voting instruction form provided by management. Discard Gold voting materials provided by certain entities affiliated with Sardar Biglari (collectively, “Biglari”). vote by PHONEvote ONLINEvote by MAIL Locate the Control Number on the WHITE proxy card or voting instruction form, which should be in a box with an arrow pointing to it. Dial the telephone number indicated on your WHITE proxy card or voting instruction form and follow the audio prompts. Locate the Control Number on the WHITE proxy card or voting instruction form, which should be in a box with an arrow pointing to it. Navigate to the website indicated on your WHITE proxy card or voting instruction form and follow the instructions on the screen. Sign, date and return the WHITE proxy card or voting instruction form by mail in the postage-paid envelope provided. If you hold your shares in more than one account, you will receive a proxy card or voting instruction form for each account. It is very important that you vote a WHITE proxy with respect to each account you own. Even if you have already voted, you may continue to receive proxy materials because of the importance of this year’s vote. We recommend you vote every WHITE proxy you receive and discard any proxy you receive from Biglari. If you think that you may have erroneously voted using Biglari’s Gold proxy, you can change your vote using the WHITE proxy provided by management. INVESTOR CONTACT Jessica Hazel Jessica.Hazel@crackerbarrel.com 615.235.4367 VOTING CONTACT Okapi Partners info@okapipartners.com Banks and Brokers: 212.297.0720 All Others: 877.629.6357 Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements. Economic, competitive, strategic, governmental, tech-nological and other factors and risks that may affect Cracker Barrel’s operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended July 31, 2020, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Another factor that may impact the company’s business, financial condition and results of operations and of operational improvement initiatives is the impact of the novel coronavirus (“COVID-19”) pandemic, including the duration of the COVID-19 pandemic and its ultimate impact on our business, levels of consumer confidence in the safety of dine-in restaurants, restrictions (including occupan-cy restrictions) imposed by governmental authorities, the effectiveness of cost saving measures undertaken throughout our operations, disruptions to our operations as a result of the spread of COVID-19 in our workforce, and our increased level of indebtedness brought on by additional borrowing necessitated by the COVID-19 pandemic. We disclaim any obligation to update these forward-looking statements other than as required by law. Important Additional Information Cracker Barrel has filed a definitive proxy statement (the “Proxy Statement”) and accompanying WHITE proxy card in connection with the solicitation of proxies for the 2020 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be consid-ered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Cracker Barrel for the fiscal year ended July 31, 2020, and the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Cracker Barrel’s Board of Directors for election at the Annual Meeting are included in the Proxy Statement. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com. CBRL-F

On November 9, 2020, the Company issued the following press release. The press release was also posted by the Company to www.CrackerBarrelShareholders.com.

Leading Independent Proxy Advisory Firm ISS Recommends Cracker Barrel Shareholders Vote the Company’s WHITE Proxy Card

ISS Recommends That Shareholders Not Support Sardar Biglari’s Nominee

LEBANON, Tenn., Nov. 9, 2020 – Cracker Barrel Old Country Store® (Nasdaq: CBRL) ("Cracker Barrel" or the "Company") today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm, has recommended that Cracker Barrel shareholders vote on the Company’s WHITE proxy card at the Annual Meeting of Shareholders on November 19, 2020.

ISS determined that there was no need for change on the Cracker Barrel Board at this juncture, and recommended that shareholders not support Sardar Biglari’s nominee, Raymond Barbrick.

In its assessment, ISS concluded unequivocally that “...a case for immediate change has not been made,” adding that1:

•	The addition of a director associated with Biglari, who has a controversial reputation, risks disruption…Moreover, CBRL has been a long-term outperformer, and, by the dissident's own admission, has demonstrated a willingness to implement the suggestions of shareholders.

•	It is worth noting that the dissident's company, Biglari Holdings, is notorious for flagrantly violating corporate governance standards and shareholder rights. Due to this reputation, along with his contentious history with CBRL, shareholders may be wary of providing him with any influence over the board…

Cracker Barrel stated, “We are pleased that ISS recognizes the strength of our slate of Directors and recommends shareholders vote the Company’s WHITE proxy card. Our Board is comprised of diverse and independent directors with unique, valuable perspectives and skill sets, including significant restaurant and foodservice experience. Cracker Barrel has consistently delivered strong results for shareholders by executing a focused strategy overseen by a highly-qualified and regularly refreshed Board of Directors. We believe this Board is the right one to continue our long track-record of shareholder value creation.”

Cracker Barrel Recommends Shareholder Vote for Norm Johnson

Cracker Barrel strongly recommends that shareholders vote for current Director Norman Johnson, chair of the Company’s Nominating & Corporate Governance Committee. Mr. Johnson led the efforts to build Cracker Barrel’s diverse, well-experienced Board and has contributed significantly at the Board level to Cracker Barrel’s financial and operational success. Mr. Johnson has significant expertise and skills highly relevant to the challenges and opportunities Cracker Barrel faces. His track record of financial, operational, and capital allocation success outside of Cracker Barrel is both public and impressive. As the former CEO and Executive Chairman of CLARCOR, Mr. Johnson oversaw the investment of more than $1 billion of capital in initiatives which created significant value for shareholders, and CLARCOR outperformed the S&P 500 by 470+ percentage points.2

Cracker Barrel Urges All Shareholders to Support its Highly Qualified Slate of Directors

The Company recommends all shareholders support the Cracker Barrel Board of Directors by voting “FOR ALL” directors on the WHITE proxy card for the upcoming 2020 Annual Meeting of Shareholders.

1 Permission to use quotes neither sought nor obtained.

2 TSR includes reinvested dividends and is calculated from 3/25/2000 to 11/30/2012.

For assistance voting your shares please contact Okapi Partners LLC:
Banks and Brokers Call Collect: 212.297.0720
All Others Call Toll Free: 877.629.6357

Email: info@okapipartners.com

About Cracker Barrel Old Country Store, Inc.

Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) shares warm welcomes and friendly service while offering guests high-quality homestyle food and unique shopping — all at a fair price. By creating a world filled with hospitality through an experience that combines dining and shopping, guests are cared for like family. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate more than 660 company-owned Cracker Barrel Old Country Store® locations in 45 states and own the fast-casual Maple Street Biscuit Company. For more information about the company, visit www.crackerbarrel.com.

Forward-Looking Statements

Certain statements in this communication may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements. Economic, competitive, strategic, governmental, technological and other factors and risks that may affect Cracker Barrel's operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended July 31, 2020, and in subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). Another factor that may impact the company's business, financial condition and results of operations and of operational improvement initiatives is the impact of the novel coronavirus ("COVID-19") pandemic, including the duration of the COVID-19 pandemic and its ultimate impact on our business, levels of consumer confidence in the safety of dine-in restaurants, restrictions (including occupancy restrictions) imposed by governmental authorities, the effectiveness of cost saving measures undertaken throughout our operations, disruptions to our operations as a result of the spread of COVID-19 in our workforce, and our increased level of indebtedness brought on by additional borrowing necessitated by the COVID-19 pandemic. We disclaim any obligation to update these forward-looking statements other than as required by law.

Important Additional Information

Cracker Barrel has filed a definitive proxy statement (the "Proxy Statement") and accompanying WHITE proxy card in connection with the solicitation of proxies for the 2020 Annual Meeting of Cracker Barrel shareholders (the "Annual Meeting"). Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel's directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Cracker Barrel for the fiscal year ended July 31, 2020, and the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Cracker Barrel's Board of Directors for election at the Annual Meeting are included in the Proxy Statement. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel's corporate website at www.crackerbarrel.com.

CBRL-F

Media Contacts:

David Millar / Emily Claffey

Crackerbarrel-svc@sardverb.com

(914) 907-6431 / (516) 455-2027

Heidi Pearce

heidi.pearce@crackerbarrel.com

(615) 235-4315

Investor Contacts:

Jessica Hazel

Jessica.Hazel@crackerbarrel.com

(615) 235-4367

Okapi Partners LLC

info@okapipartners.com

(877) 629-6357